NASDAQ | HYMC

Developing One Of North America's Largest Precious Metals Deposits

Corporate Presentation

APRIL 2024



hycroftmining.com

Disclaimer

Financial Projections

This presentation contains financial forecasts regarding certain financial metrics of the Company. These projections should not be relied upon as being necessarily indicative of future results. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Hycroft does not undertake any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) to provide comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Hycroft or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events, or developments that our management expects or anticipates will or may occur in the future are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths, and expansion and growth of our business. The words "estimate", "plan", "anticipate", "expect", "intend", "believe" "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to" and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company's business, cash flows, financial condition, and results of operations. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the intense competition within the mining industry; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents; the inherently hazardous nature of mining activities, including environmental risks; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; uncertainties related to obtaining or retaining approvals and permits from governmental regulatory authorities; cost of compliance with current and future government regulations, including environmental regulations; potential challenges to title in our mineral properties; uncertainties related to COVID-19 or any other potential pandemic; our insurance may not cover all risks associated with our business; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations regarding climate change; (iii) business-related risks including risks related to our ability to raise capital on favorable terms or at all; the loss of key personnel or our failure to attract and retain personnel; risks related to our substantial indebtedness, including operating and financial restrictions under existing indebtedness, cross acceleration and our ability to generate sufficient cash to service our indebtedness; the costs related to our land reclamation requirements; risks related to technology systems and security breaches; the transition away from the London Interbank Offered Rate ("LIBOR") could have an adverse impact on us; possible litigation as a result of a material weakness in our internal controls over financial reporting; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; (iv) risks related to our common stock and warrants, including volatility in the price of our common stock and warrants; risks relating to a potential dilution as a result of future equity offerings; risks relating to a short "squeeze" resulting in sudden increases in demand for our common stock; risks relating to information published by third parties about us that may not be reliable or accurate; risks associated with changes in interest rates; volatility in the price of our common stock could subject us to securities litigation; risks associated with our current plan not to pay dividends; risks associated with future offerings of senior debt or equity securities; risks related to delisting by Nasdaq; risks that warrants may expire worthless and that certain warrants are being accounted for as a liability; anti–takeover provisions could make a third-party acquisition of us difficult; and risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies; and (v) risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies. These statements involve known and unknown risks, uncertainties, assumptions, and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Please see our "Risk Factors" set forth in our Annual Report on Form 10-K for the period ended December 31, 2023 and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

No Offer or Sale of Securities

The information provided in this presentation pertaining to the Company is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such Company securities or as an offer to sell such Company securities.

No Representations or Warranties

This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Hycroft or any of its respective affiliates, directors, officers, employees, advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company nor any of its respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, its affiliates, directors, officers, employees, advisers or any other person makes any representation or warranty with respect to the accuracy of such information.

Industry and Market Data

In this presentation, the Company relies on and refers to information and statistics regarding Hycroft and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

All dollar amounts are expressed in US dollars, unless otherwise stated.



Corporate Highlights

M&I AuEq[1] Oz	Inferred AuEq Oz	Cash[2]
15.2 M	4.6 M	$57.4 M

World's Largest
One of the world's largest precious metals deposits

Significant Upside
Large, under-explored land package with significant exploration upside

Well-Funded
Well-funded to deliver on strategy for growth

Excellent Location
Located in Nevada, the best place in the world for mining [3]

First Principles Approach
Applying a first principles approach to the historic Hycroft Mine to discover untapped potential

Strong Leadership
Leadership team with track record of generating shareholder value

1. Gold Equivalent
2. As of March 31, 2024
3. Fraser Institute Annual Mining Survey, 2022

HYCROFT

Gold and Silver: The Original Stores of Value

Why Invest in Gold?

- The original safe-haven asset
- Long-term store of value
- Hedge against inflation
- Preservation of wealth and portfolio diversification
- Gold is a finite resource with growing demand
- Central bank reserves are rising

Why Invest in Silver?

- Historically used as a store of value
- Dual role as a precious and industrial metal (~50/50)
- Second most-used commodity (oil is first)
- Increasing demand from green energy technologies (solar, EVs)
- Limited supply to satisfy this demand
- Strong gold-to-silver ratio trending higher

Gold has outperformed other asset classes



Index (Base = 100)
800
700
600
500
400
300
200
100
0
2000
2005
2010
2015
2020
Compound Total Return
8.35% Gold
6.26% S&P 500 Index
3.98% U.S. Agg. Bond Index
0.07% U.S. Dollar Index

Source: Sprott Asset Management, Bloomberg. Period from 12/31/1999-12/31/2022. Gold is measured by GOLDS Comdty Spot Price; S&P 500 TR is measured by the SPX; US Agg Bond Index is measured by the Bloomberg Barclays US Agg Total Return Value Unhedged USD (LBUSTRUU Index); and the U.S. Dollar is measured by DXY Curncy. You cannot invest directly in an index. **Past performance is not indicative of future results.**

Industrial uses dominate silver demand



Silverware
6% at 74 Moz
Photography
2% at 28 Moz
Physical Investment
Coins and Bars
27% at 333 Moz
Industrial Applications
Solar Panels, Electronics, Batteries, Biocides, Brazing Alloys & Solders, etc.
45% at 557 Moz
Jewelry
19% at 234 Moz

Source: Metals Focus, Silver Institute. Data as of 12/31/2022. The Silver Institute: World Silver Survey 2023. Included for illustrative purposes only.



Strong Gold AND Silver Resources

Total Gold Resources

M&I Gold
10.6 M oz
0.401 g/t Au

Inferred Gold
3.4 M oz
0.389 g/t Au

Total Silver Resources

M&I Silver
361 M oz
13.68 g/t Ag

Inferred Silver Oz
96 M oz
11.4 g/t Ag



The Team: Mine Finders and Mine Builders

DIANE GARRETT
PRESIDENT & CEO

Formerly with Romarco Minerals, US Global Investors

DAVID THOMAS
SVP & GENERAL MANAGER

Formerly with Romarco Minerals, OceanaGold

STAN RIDEOUT
EXECUTIVE VICE PRESIDENT & CFO

Formerly with Romarco Minerals, Phelps Dodge Corp.

ALEX DAVIDSON
VP EXPLORATION

Formerly with Nevada Gold Mines, Newmont Mining

REBECCA JENNINGS
SVP & GENERAL COUNSEL

Formerly with Newmont, Allied Nevada

LILY HE
VP FINANCE & TREASURY

Formerly with OceanaGold, Romarco Minerals, GlobeStar Mining

FIONA GRANT LEYDIER
VP INVESTOR RELATIONS

Formerly with Great Panther Mining, eCobalt

On-site Technical Team comprised of:

Process Manager, Chief Metallurgist, Chief Mine Engineer, Chief Geologist, Director, Technical Studies

> "Our management team comprises some of the brightest minds in the industry, many of whom are formerly of Romarco Minerals where we grew the company from a market cap of $20 million to over $1 billion.
>
> By applying first principles at Hycroft we are aiming to do the same.
>
> DIANE **GARRETT**
> PRESIDENT & CEO


HYCROFT
HYCROFT

The Hycroft Mine: A World-Class Asset

- One of the world's largest precious metals deposits
- Historic mine with past production dating back to 1980s
- Positioned between historic, high-grade Sleeper and Rosebud mines
- Permitted for heap leach and milling operations[1]
- Extensive infrastructure on-site
- De-risked and way ahead of other developers
- Large untapped district-scale land package – less than 10% explored





HYCROFT
Hycroft Mine
Turquoise Ridge Joint Venture
Winnemucca
GETCHELL
Carlin South - Carlin and adjacent mines
Elko
CARLIN
Florida Canyon Mine
Coeur Rochester Mine
Cortez Hills Mine
Reno
BATTLE MOUNTAIN - EUREKA
Round Mountain Mine (Smoky Valley Common Operation)
NEVADA
Legend
Hycroft
Major Mines
Gold Trends
CANADA
U.S.A.
N
0
50 Miles
Las Vegas

1. Some permit modifications may be required based on final operating plans

Strategy For Growth

Strengthening the resource

- Extensive drill program improving grade and overall economics
- Upgrading resources from Inferred to M&I and converting waste to ore

Completion of technical study

- Optimizing metallurgical results for milling operation
- Conducting trade off studies to ensure optimal plan for maximizing value

Uncovering district potential

- 64,000-acre land package – only 10% explored
- Exploring for Hycroft's high-grade feeder zone
- Making new discoveries outside the known resource

Growth through discovery and M&A

- Vision of becoming a multi-asset company
- Treasury enables discovery, strategic alliances and M&A

Strategy In Action

Moving Hycroft Up the Value Chain

New management has significantly improved safety and community profile

- Award-winning safety culture and standards
- Trailing 12-month TRIFR: ZERO | National industry average: >2
- Achieved 1M man-hours without an LTI in June 2023
- Strengthened relationships in the community and built a culture of social engagement

Metallurgical studies significantly improved flotation recoveries for both gold and silver

- Average flotation recoveries 10% higher than previously modeled
- 89% gold | 93% silver

Initiated largest exploration program in over 10 years

- Extended mineralization and established continuity between higher grade zones
- Converted waste to ore and upgraded inferred to M&I resources, benefiting project economics

First principles approach to exploration resulting in new high-grade silver discoveries

- Intercepted best hole ever drilled across the entire Hycroft system in 2023 (H23R-5753 – *see news release dated November 16, 2023, for details*)
- Improving understanding of high-grade silver zones and following up on untapped potential across the Hycroft system

Raised a substantial amount of capital creating a stable foundation to deliver on growth

- Eric Sprott and AMC Entertainment positioned as major shareholders for the next bull market in precious metals
- Goal to improve capital structure by cleaning up debt and bringing in strong mining-sector investors
- Assessing M&A targets that would accelerate timeline to production and cash flows

Exploration – Taking a Fresh View



NEVADA
Legend
2022 Resource Pit Outline
Hycroft Claim Boundary
Historic Rosebud mine
(not owned by Hycroft)
HYCROFT
Resource Pit
Wildrose Target
Chance Target
Historic
Rosebud mine
(not owned by Hycroft)
School Bus
Target
Oscar Target
N
0
5 Miles

- Applying "first principles" approach to uncover new opportunities in under-explored areas of our land package
- Step-out exploration drilling to find the high-grade feeder zone(s)
- Utilizing technologies such as hyperspectral and induced polarization, we are zeroing in on high-priority targets
- Acquired claims from Newmont related to the past-producing Rosebud Mine (50/50 JV with Hecla) gaining critical data used to prioritize targets within our land package
- Built a world-class exploration team comprised of talent from Newmont, Barrick and Nevada Gold Mines

Hycroft's New High-Grade
Silver Discovery

Hycroft Mining Finds Elevated Silver Across the Hycroft System in Phase 2 Drilling
23 Oct 2023

Hycroft Drills Best Hole Ever – Discovers New High-Grade Silver System
16 Nov 2023

Hycroft Delivers More High-Grade – Expands New Silver System at Brimstone
09 Jan 2024





Core from H23C-5790 (Brimstone)

HYCROFT

New High-Grade Silver Discovery

In late 2023, Hycroft announced the discovery of a new silver system at Brimstone as a result of applying a fresh perspective and following up on targets not previously tested.

Highlights from the drilling include:

- Results indicate the presence of more significant silver mineralization than previously understood at the Hycroft Mine
- Confirmation of well-developed veins with very high-grade silver
- Drilling reveals two new high-grade silver trends running northeast and northwest
- H23R-5753 is Hycroft's best hole ever drilled in its more than 30-year history and is confirmed with additional follow-up core drilling



Drill Result Highlights

	FROM	TO	INTERVAL	GRADE	
	(meters)	(meters)	(meters)	Au (g/t)	Ag (g/t)
H23R-5753 [1]	**274.3**	**359.7**	**85.3**	**0.23**	**534.29**
including	285.0	324.6	39.6	0.26	1,019.28
including	317.0	321.6	4.6	0.56	4,974.00
H23R-5760 [1]	**224.0**	**355.1**	**131.1**	**0.34**	**213.34**
including	281.9	323.1	41.1	0.47	635.91
including	294.1	306.3	12.2	0.48	1,554.25
H23R-5771 [1]	**144.8**	**297.7**	**152.9**	**0.32**	**142.61**
including	216.0	273.8	57.7	0.29	357.15
including	256.0	260.2	4.2	0.58	3,806.78
H23R-5761 [2]	**265.18**	**271.27**	**6.10**	**0.18**	**451.85**
H23R-5775 [2]	**1.52**	**65.53**	**64.01**	**0.45**	**24.84**
including	45.72	54.86	9.14	0.57	107.72
H23R-5782 [2]	**233.93**	**286.33**	**52.40**	**0.40**	**74.49**
including	268.50	281.15	12.65	0.59	211.60
H23C-5790 [2, 3]	**323.64**	**343.81**	**20.18**	**0.40**	**869.90**
including	327.14	333.97	6.83	0.39	2427.03
H23C-5795 [2]	**218.88**	**303.89**	**85.01**	**0.25**	**71.23**
including	290.47	300.20	9.72	0.31	373.86

1. Drill results announced in news release dated November 16, 2023, available at www.hycroftmining.com/news.
2. Drill results announced in news release dated January 9, 2024, available at www.hycroftmining.com/news.
3. Includes 0.3 m of 26,745 g/t Ag and 1.22 g/t Au and 0.3 m interval of 11,933 g/t Ag and 2.07 g/t Au.



Brimstone Core

- Core from the Vortex-Brimstone trend:
  - Returned values of several hundred grams/tonne silver.
  - Including intervals in the several thousand grams/tonne silver (>11,000 g/t Ag).
- H23C-5790 returned 20 m of 869.9 g/t Ag and 0.40 g/t Au.
  - Including 7 m of 2,427.03 g/t Ag and 0.39 g/t Au.



Core showing 0.3 m interval of 26,745 g/t Ag and 1.22 g/t Au



Core showing 0.3 m interval of 11,933 g/t Ag and 2.07 g/t Au

HYCROFT

Two New Trends
of High-Grade Silver

- Evaluation of results from recent drilling reveals two new trends with continuous high-grade silver mineralization greater than 137 g/t, including areas of very high-grade silver (> 2000 g/t) in well-defined veins:
  - A northwest trend extending from Vortex to Camel (> 600 meters strike)
  - A northeast trend extending from Vortex to Brimstone (> 800 meters strike)
  - Both trends are open along strike



Range
Central
Break
Albert
East
Ramp
Bay
Brimstone
Camel
Vortex
2023 Resource
H23C-5790
H23R-5761
H23R-5775
H23C-5795
H23R-5782
N
W
E
S
Meters
0
400
750
1,150
1,500



Ramp
Vortex-Camel Trend
Vortex-Brimstone Trend
2023 Resource
Range
Central
Break
Albert
East
N
W
E
S
70 g/t Ag grade shell
Intercept collar location
Meters
0
400
750
1,150
1,500

HYCROFT

Two New Trends
Open Along Strike



Brimstone
Camel
Vortex
> 600 meters strike
Minimal drilling
> 800 meters strike
Minimal drilling

High-Priority Targets Outside Known Resource

- Testing high priority exploration targets outside the currently known resource
- Improving understanding of the mineralization controls for the Hycroft system and beyond
- Developing opportunities to mine higher-grade ore early in the mine plan enhancing the project's economics
- Unearthing untapped potential – discoveries made at depth as well as near-surface
- Entirety of land package and historical data provides incredible insight into structural intersections of mineralization


Results from the hyperspectral study show signatures of alunite, illite and kaolinite, all associated with gold in the Hycroft system
Resource Pit
Wildrose Target
Chance Target
School Bus Target
Oscar Target

HYCROFT

2024 Milestones

- Follow up 2023 high-grade silver discoveries with further drilling
- Finalize engineering and trade-off studies
- Review drill results from targets outside the known resource
- Ongoing drill results
- Assess new high-grade underground scenario

Capitalization & Ownership

Capital Structure

Share Price [1] – HYMC (NASDAQ)	$3.37
52-Week range	$1.63 - $5.78
Shares Outstanding [1]	21.3 M
Fully Diluted [2]	30.4 M
Market Capitalization [1]	$72 M
Average Daily Volume [1]	198,827
Unrestricted Cash [3]	$57.4 M
Debt [4]	$116.4 M

Ownership Summary[5]



HYCROFT
AMC Entertainment
2.4 M | 12%
Eric Sprott
1.8 M | 9%
Institutional
1.6 M | 8%
Insiders
0.3 M | 2%
Retail
14.4 M | 70%

1. As of close on April 2, 2024.
2. Includes 9.1 M shares to be issued if warrants exercised.
3. As of March 31, 2024.
4. Book value as of March 31, 2024, which is net of unamortized original issue discount and issuance costs of $2.8 M.
5. Not calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and reflects actual share ownership only. Does not include beneficial ownership of common stock the holders have the right to acquire upon exercise of options, warrants, etc. For example, in addition to the 2.4M shares of common stock AMC Entertainment owns, AMC Entertainment has the right to acquire an additional 2.4M shares of common stock upon exercise of warrants. Calculated in accordance with Rule 13d-3, AMC Entertainment's beneficial ownership percentage would be approximately 19.95%.

Invest in a World-Class Asset and Team

Tier 1 Jurisdiction
One of the world's largest gold and silver deposits in a Tier I Jurisdiction

Leveraged
Highly leveraged to gold and silver prices

Significant Upside
Significant upside potential – less than 10% of the land position has been explored and new discoveries being made

Well-Advanced
Development well-advanced compared to peers with significant infrastructure on site and permitting in place

Studies Underway
Transitioning to large scale mill operation with engineering studies underway

High-Grade Silver
New high-grade silver discoveries represent a significant new value driver for the Hycroft Mine

Strong Cash Position
Strong cash position: $57.4 M unrestricted + $26.6 M restricted [1]

Proven Leadership
Executive leadership team with proven track record of successful project development

1. As of March 31, 2024

HYCROFT

HYCROFT | NASDAQ | HYMC

For more information

Fiona Grant Leydier
Vice President, Investor Relations

fiona.grant@hycroftmining.com
+1 (775) 437-5912 x 101

HYCROFT | NASDAQ | HYMC

Appendix



hycroftmining.com

Board of Directors

STEPHEN **LANG**
CHAIRMAN & DIRECTOR

Formerly with Centerra Gold Inc., Stillwater Mining Company, Barrick Goldstrike, Rio Algom Ltd, Kinross Gold/Amax Gold, Santa Fe Pacific Gold

DIANE **GARRETT**
PRESIDENT & CEO

Formerly with Romarco Minerals, US Global Investors

SEAN **GOODMAN**
DIRECTOR (AMC BOARD APPOINTEE)

CFO, AMC Entertainment; formerly with Asbury Automotive, Home Depot, Morgan Stanley

MICHAEL **HARRISON**
DIRECTOR

Managing Partner, Sprott Streaming and Royalty Fund; formerly with Sprott Resource Holdings, Inc., Adriana Resources Inc., Coeur Mining Inc.

DAVID **NACCARATI**
DIRECTOR

Independent consultant; formerly with Cupric Canyon Capital, LLC, Phelps Dodge Corporation

THOMAS **WENG**
LEAD DIRECTOR

Co-Founding Partner, Alta Capital Partners; formerly with Deutsche Bank

MARNI **WIESHOFER**
DIRECTOR

Formerly with Houlihan Lokey, Lionsgate Entertainment, PwC

Mineral Resources

Classification	Approximate Cutoff, Equiv Gold gm/t	Ktonnes	Gold gm/tonne	Silver gm/tonne	Sulfide Sulfur%	Contained Ounces Gold Ozs x1000	Contained Ounces Silver Ozs x 1000
Heap Leach Resources							
Measured	0.07	85,424	0.274	5.72	2.14	753	15,725
Indicated	0.07	54,206	0.250	4.32	1.78	436	7,529
Meas + Ind	0.07	139,630	0.265	5.17	2.00	1,189	23,254
Inferred	0.07	41,838	0.2250	4.86	1.62	337	6,549
Flotation Mill + Concentrate Treatment by POX and Cyanide Leach							
Meaured	0.34	365,361	0.445	17.09	1.78	5,236	200,965
Indicated	0.34	314,171	0.411	13.49	1.58	4,156	136,445
Meas + Ind	0.34	679,532	0.429	15.43	1.69	9,391	337,410
Inferred	0.34	226,341	0.414	12.29	1.52	3,019	89,568
Combined Mineral Resources, Leach Plus Mill							
Measured	0.07 - 0.34	450,785	0.413	14.93	1.85	5,989	216,690
Total Indicated	0.07 - 0.34	368,377	0.387	12.14	1.61	4,592	143,974
Total Meas + Ind	0.07 - 0.34	819,162	0.401	13.68	1.74	10,581	360,664
Total Inferred	0.07 - 0.34	268,179	0.389	11.14	1.54	3,356	96,117

**Source: Technical Report Summary, dated March 27, 2023.

Mineral resources based on metal prices of $1,900/oz Au and $24.50/oz Ag

Cutoffs are income – process cost = NPR = NSR – Process OpEx

Numbers may not match exactly due to rounding

Mineral resources are contained within a computer-generated optimized pit

All units are metric. Gold and silver grades are in grams / metric ton

Resource Estimation Parameters

Assumptions:		
	Unit of measure	Value
Gold price	$/oz	$1,900
Silver price	$/oz	$24.50
Mining cost, base*	Per ton material moved	$1.45
Mill Process Recoveries:		
Flotation recovery – gold	% of AuFA	80.0%
Flotation recovery – silver	% of AgFA	80.0%
Flotation recovery – sulfide	% of sulfide sulfur	85.0%
Mass pull	%	14.0%
Concentrate leach recovery	%	95.0%
Overall recovery, mill	%	76.0%
ROM Leach Recoveries:		
Gold (oxide, transition & sulfide)	% of AuCN	75.0%
Silver (oxide, transition & sulfide)	% of AgFA	12.2%

**Source: Technical Report Summary, dated March 27, 2023.

Process costs:		
Comminution	Per ton of feed to float plant	$3.99
Flotation	Per ton of feed to float plant	$3.68
Process (fixed costs)	Per ton of feed to float plant	$0.51
Leach, CCD, Detox (fixed costs)	Per ton of feed to float plant	$0.43
Total Mill Cost	Per ton of feed to float plant	$8.61
ROM Leach (Oxide)	Per ton of feed to ROM Leach	$2.75
ROM Leach (Transitional & Sulfide)	Per ton of feed to ROM Leach	$3.15
Mine Site G&A	Per ton of feed	$0.44
Flotation Concentrate Treatment Costs:		
Assumed sulfide grade in feed	%	1.80%
Ton sulfide sulfur/ton concentrate	Ton/ton	0.1093
Consumable unit cost/ton sulfur	$/ton sulfide sulfur in concentrate	$339.07
POX consumable cost per ton	$/ton concentrate	$27.74
Total POX treatment cost	$/ton concentrate	$14.11
Total POX treatment cost	$/ton of ore	$4.24
Total Process Costs (at avg sulfide sulfur):		
Mill + Concentrate POX + G&A	$/ton ore flotation	$14.83
ROM leach + G&A (oxide)	$/ton of ore to ROM leach	$3.19
ROM leach + G&A (transition & sulfide)	$/ton of ore to ROM leach	$3.59

Resources Overview



Resources
Measured
Indicated
Inferred
2 km
Brimstone
Vortex
Central
Camel
Bay
OPEN
OPEN
OPEN
5.3 km

HYCROFT

Metallurgical Results

Purpose

- Identify flotation operating parameters to maximize gold and silver recovery using over 200 selected drill hole samples that are representative of multiple mining stages through the Hycroft ore body

Program

- 219 Variability Samples, including 30 duplicate and 15 triplicate samples (singular data points)
- Sample set represents:
  - Seven mine pits
  - Four primary alteration mineral assemblages correlated with silicification and RME (R-scale)
  - Three subordinate vein characteristics
  - Three classes of gold head grade (AuEq Grade below 0.30 gpt not included in study)
  - Three classes of sulfide sulfur
- Flotation Variables
  - Grind size (P80) and Grind time (minutes)
  - Mill pH received and adjusted
  - Reagent additions (Potassium Amyl Xanthate (PAX), Lead Nitrate (Pb(NO3)2), Frother, and Sulfuric Acid)
  - Conditioning Time (minutes) and Mass Pull (%)
  - % Solids



HYCROFT

Positive Metallurgical Flotation Results

Flotation Gold and Silver Recoveries



100.0
95.0
90.0
85.0
80.0
75.0
70.0
Gold Recovery (%)
Gold
98.9
92.9
89.2
85.3
74.0
89%
Silver
99.9
97.0
94.7
90.9
82.1
93%
Recovery values from 2023 Hycroft Technical Report*
pH = 4.7
Grind Size < 85u
24-minute Conditioning
Mass Pull > 20%

* Hycroft Property Initial Assessment Technical Report Summary with an effective date of March 27, 2023

KEY HIGHLIGHTS

- Statistically significant improvement in gold and silver recoveries
- Statistical reduction in variability
- Results are consistent and repeatable across:
  - Formation
  - Depth
  - Domain
  - Geochemistry
  - Silicification
  - Grade
- 219 Variability Samples, including duplicate and triplicate samples
- Samples from each geologic domain

Metallurgical Refinement

Adjusting process parameters:	Estimated operating cost impact:
1. Decrease Particle Size P_{80}	$0.24 / ton [1]
2. Decreasing Flotation pH	$0.40 / ton [2]
3. Increasing Flotation Conditioning Time	$0.01 / ton [3]
	$0.65/ton

Results:

- ✔ **Flotation gold recovery increased from 80%[4] to 85% - 93%**
- ✔ **Flotation silver recovery increased from 80%[4] to 91% - 97%**
- ✔ **Reduce process variation**
- ✔ **Minimize low-grade effect on recovery**
- ✔ **Increase mass pull for POx**

Notes:
1. Increased power consumption at $0.06 kWhr
2. Sulfuric Acid addition used to achieve lower pH
3. Increased power consumption for agitator in a larger conditioning tank
4. Based on the Hycroft Property Initial Assessment Technical Report Summary with an effective date of March 27, 2023

